PENNSYLVANIA MUTUAL FUND
RULE 18f-3 PLAN

        Rule 18f-3 under the Investment Company Act of 1940 (the "Investment Company Act") permits mutual funds to issue multiple classes of shares. Under Rule 18f-3(d), each mutual fund that seeks to rely upon Rule 18f-3 is required to (i) create a plan (a "18f-3 Plan") setting forth the differences among each class of its shares, (ii) receive the approval of a majority of its Board of Trustees (including a majority of the non-interested trustees) that the 18f-3 Plan, including the expense allocation between each class of shares, is in the best interests of each class individually and the fund as a whole and (iii) file a copy of the 18f-3 Plan with the Securities and Exchange Commission (the "Commission") as an exhibit to the fund's registration statement. The following 18f-3 Plan is for Pennsylvania Mutual Fund (the "Fund"), a series of The Royce Fund, and describes the differences between the classes of the Fund's shares.

        The Fund offers three classes of its shares-Consultant Class shares, Investment Class shares and Financial Intermediary Class shares. The shares of each class may be purchased at a price equal to the next determined net asset value per share of such class, subject to any sales loads and ongoing asset-based charges described below.

        Consultant Class shares (i) are sold to investors who are customers of certain broker-dealers that have entered into agreements with, and that are compensated by the distributor of, The Royce Fund's shares and (ii) are subject to 12b-1 fees. Such 12b-1 fees are payable by Consultant Class shares to such distributor under The Royce Fund's distribution plan pursuant to Rule 12b-1 under the Investment Company Act (the "12b-1 Plan"). Information regarding the 12b-1 Plan and the 12b-1 fees payable by Consultant Class shares is set forth in the Fund's current Prospectus for such shares and in the Statement of Additional Information for The Royce Fund. Consultant Class shares sold to new investors after a future date set by The Royce Fund's Board of Trustees may, as set forth in the 12b-1 Plan, bear a front-end and/or contingent deferred sales load.

        Investment Class shares (i) are not distributed through such compensated broker-dealers and (ii) are not subject to any 12b-1 fees.

        Financial Intermediary Class shares are sold (i) to pension, profit-sharing, money-purchase, 401(k), 403(b), 457 and other tax-deferred or tax-exempt retirement plan accounts, whose sponsors, trustees and/or service providers have entered into agreements with, and may be compensated for account maintenance, shareholder servicing, recordkeeping and/or other administrative services by, the distributor of the Fund's shares and (ii) to investors who are customers of certain broker-dealers that have entered into agreements with, and may be compensated by, the distributor of the Fund's shares. Financial Intermediary Class shares are subject to 12b-1 fees. Such 12b-1 fees are payable by Financial Intermediary Class shares to such distributor under The Royce Fund's 12b-1 Plan. Information regarding the 12b-1 Plan and the 12b-1 fees payable by Financial Intermediary Class shares will be set forth in the Fund's current Prospectus for such shares and in The Royce Fund's Statement of Additional Information.

        Each class share of the Fund represents a pari passu interest in the Fund's investment portfolio and other assets and has the same redemption, voting and other rights. Each class bears those identifiable expenses incurred solely for shareholders of such class, including (but not limited to) (i) printing and distributing prospectuses, periodic reports and proxy statements to shareholders, (ii) Commission and Blue Sky registration fees, (iii) transfer agency and other shareholder services and (iv) litigation or other legal expenses. Thus, Consultant Class and Financial Intermediary Class shares bear the expenses of ongoing 12b-1 fees and have exclusive voting rights with respect to the 12b-1 Plan, and the 12b-1 fees that are imposed on such shares are imposed directly against that class and not against all of the Fund's assets, so that such fees will not affect the net asset value of any other class.

        Net investment income dividends and capital gains distributions paid by the Fund on each class of its shares will be calculated in the same manner at the same time and will differ only to the extent that 12b-1 fees relating to the Consultant Class and Financial Intermediary Class or any other expenses incurred solely for a particular class are borne exclusively by that class.

        Exchange Privilege. Shareholders of each class of shares of the Fund have an exchange privilege with the other series of The Royce Fund. The Fund may terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the Fund in one calendar year. The exchange privilege may be modified or terminated in accordance with the rules of the Commission.

        Allocation of Income, Gains, Losses and Expenses. Income, gains and losses of the Fund are allocated pro rata according to the net assets of each class. Expenses not incurred by a specific class of the Fund are allocated according to the net assets or number of shareholder accounts, each on a pro rata basis, of each class.

        Amending 12b-1 Plan. The Fund will not implement any amendment to its 12b-1 Plan for the Consultant Class or Financial Intermediary Class that would materially increase the amount that may be borne by such class unless the holders of such class of shares, voting separately as a class, approve the proposal.

        This Plan shall become effective with respect to each class on the date on which the Fund's post-effective amendment including a Prospectus for such class shares shall become effective.

THE ROYCE FUND

October 15, 2001	By: /s/ Charles M. Royce
Charles M. Royce

ROYCE MICRO-CAP FUND
RULE 18f-3 PLAN

        Rule 18f-3 under the Investment Company Act of 1940 (the "Investment Company Act") permits mutual funds to issue multiple classes of shares. Under Rule 18f-3(d), each mutual fund that seeks to rely upon Rule 18f-3 is required to (i) create a plan (a "18f-3 Plan") setting forth the differences among each class of its shares, (ii) receive the approval of a majority of its Board of Trustees (including a majority of the non-interested trustees) that the 18f-3 Plan, including the expense allocation between each class of shares, is in the best interests of each class individually and the fund as a whole and (iii) file a copy of the 18f-3 Plan with the Securities and Exchange Commission (the "Commission") as an exhibit to the fund's registration statement. The following 18f-3 Plan is for Royce Micro-Cap Fund (the "Fund"), a series of The Royce Fund, and describes the differences between the classes of the Fund's shares.

        The Fund offers four classes of its shares-Consultant Class shares, Investment Class shares, Institutional Class shares and Financial Intermediary Class shares. The shares of each class may be purchased at a price equal to the next determined net asset value per share of such class, subject to any sales loads and ongoing asset-based charges described below.

        Consultant Class shares (i) are sold to investors who are customers of certain broker-dealers that have entered into agreements with, and that are compensated by the distributor of, The Royce Fund's shares and (ii) are subject to 12b-1 fees. Such 12b-1 fees are payable by Consultant Class shares to such distributor under The Royce Fund's distribution plan pursuant to Rule 12b-1 under the Investment Company Act (the "12b-1 Plan"). Information regarding the 12b-1 Plan and the 12b-1 fees payable by Consultant Class shares is set forth in the Fund's current Prospectus for such shares and in the Statement of Additional Information for The Royce Fund. Consultant Class shares sold to new investors after a future date set by The Royce Fund's Board of Trustees may, as set forth in the 12b-1 Plan, bear a front-end and/or contingent deferred sales load.

        Investment Class shares and Institutional Class shares (i) are not distributed through such compensated broker-dealers and (ii) are not subject to any 12b-1 fees.

        Financial Intermediary Class shares are sold (i) to pension, profit-sharing, money-purchase, 401(k), 403(b), 457 and other tax-deferred or tax-exempt retirement plan accounts, whose sponsors, trustees and/or service providers have entered into agreements with, and may be compensated for account maintenance, shareholder servicing, recordkeeping and/or other administrative services by, the distributor of the Fund's shares and (ii) to investors who are customers of certain broker-dealers that have entered into agreements with, and may be compensated by, the distributor of the Fund's shares. Financial Intermediary Class shares are subject to 12b-1 fees. Such 12b-1 fees are payable by Financial Intermediary Class shares to such distributor under The Royce Fund's 12b-1 Plan. Information regarding the 12b-1 Plan and the 12b-1 fees payable by Financial Intermediary Class shares will be set forth in the Fund's current Prospectus for such shares and in The Royce Fund's Statement of Additional Information.

        Each class share of the Fund represents a pari passu interest in the Fund's investment portfolio and other assets and has the same redemption, voting and other rights. Each class bears those identifiable expenses incurred solely for shareholders of such class, including (but not limited to) (i) printing and distributing prospectuses, periodic reports and proxy statements to shareholders, (ii) Commission and Blue Sky registration fees, (iii) transfer agency and other shareholder services and (iv) litigation or other legal expenses. Thus, Consultant Class and Financial Intermediary Class shares bear the expenses of ongoing 12b-1 fees and have exclusive voting rights with respect to the 12b-1 Plan, and the 12b-1 fees that are imposed on such shares are imposed directly against that class and not against all of the Fund's assets, so that such fees will not affect the net asset value of any other class.

        Net investment income dividends and capital gains distributions paid by the Fund on each class of its shares will be calculated in the same manner at the same time and will differ only to the extent that 12b-1 fees relating to the Consultant Class and Financial Intermediary Class or any other expenses incurred solely for a particular class are borne exclusively by that class.

        Exchange Privilege. Shareholders of each class of shares of the Fund have an exchange privilege with the other series of The Royce Fund. The Fund may terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the Fund in one calendar year. The exchange privilege may be modified or terminated in accordance with the rules of the Commission.

        Allocation of Income, Gains, Losses and Expenses. Income, gains and losses of the Fund are allocated pro rata according to the net assets of each class. Expenses not incurred by a specific class of the Fund are allocated according to the net assets or number of shareholder accounts, each on a pro rata basis, of each class.

        Amending 12b-1 Plan. The Fund will not implement any amendment to its 12b-1 Plan for the Consultant Class or Financial Intermediary Class that would materially increase the amount that may be borne by such class unless the holders of such class of shares, voting separately as a class, approve the proposal.

        This Plan shall become effective with respect to each class on the date on which the Fund's post-effective amendment including a Prospectus for such class shares shall become effective.

THE ROYCE FUND

October 15, 2001	By: /s/ Charles M. Royce
Charles M. Royce

ROYCE TOTAL RETURN FUND
RULE 18f-3 PLAN

        Rule 18f-3 under the Investment Company Act of 1940 (the "Investment Company Act") permits mutual funds to issue multiple classes of shares. Under Rule 18f-3(d), each mutual fund that seeks to rely upon Rule 18f-3 is required to (i) create a plan (a "18f-3 Plan") setting forth the differences among each class of its shares, (ii) receive the approval of a majority of its Board of Trustees (including a majority of the non-interested trustees) that the 18f-3 Plan, including the expense allocation between each class of shares, is in the best interests of each class individually and the fund as a whole and (iii) file a copy of the 18f-3 Plan with the Securities and Exchange Commission (the "Commission") as an exhibit to the fund's registration statement. The following 18f-3 Plan is for Royce Total Return Fund (the "Fund"), a series of The Royce Fund, and describes the differences between the classes of the Fund's shares.

        The Fund offers four classes of its shares-Consultant Class shares, Investment Class shares, Institutional Class shares and Financial Intermediary Class shares. The shares of each class may be purchased at a price equal to the next determined net asset value per share of such class, subject to any sales loads and ongoing asset-based charges described below.

        Consultant Class shares (i) are sold to investors who are customers of certain broker-dealers that have entered into agreements with, and that are compensated by the distributor of, The Royce Fund's shares and (ii) are subject to 12b-1 fees. Such 12b-1 fees are payable by Consultant Class shares to such distributor under The Royce Fund's distribution plan pursuant to Rule 12b-1 under the Investment Company Act (the "12b-1 Plan"). Information regarding the 12b-1 Plan and the 12b-1 fees payable by Consultant Class shares is set forth in the Fund's current Prospectus for such shares and in the Statement of Additional Information for The Royce Fund. Consultant Class shares sold to new investors after a future date set by The Royce Fund's Board of Trustees may, as set forth in the 12b-1 Plan, bear a front-end and/or contingent deferred sales load.

        Investment Class shares and Institutional Class shares (i) are not distributed through such compensated broker-dealers and (ii) are not subject to any 12b-1 fees.

        Financial Intermediary Class shares are sold (i) to pension, profit-sharing, money-purchase, 401(k), 403(b), 457 and other tax-deferred or tax-exempt retirement plan accounts, whose sponsors, trustees and/or service providers have entered into agreements with, and may be compensated for account maintenance, shareholder servicing, recordkeeping and/or other administrative services by, the distributor of the Fund's shares and (ii) to investors who are customers of certain broker-dealers that have entered into agreements with, and may be compensated by, the distributor of the Fund's shares. Financial Intermediary Class shares are subject to 12b-1 fees. Such 12b-1 fees are payable by Financial Intermediary Class shares to such distributor under The Royce Fund's 12b-1 Plan. Information regarding the 12b-1 Plan and the 12b-1 fees payable by Financial Intermediary Class shares will be set forth in the Fund's current Prospectus for such shares and in The Royce Fund's Statement of Additional Information.

        Each class share of the Fund represents a pari passu interest in the Fund's investment portfolio and other assets and has the same redemption, voting and other rights. Each class bears those identifiable expenses incurred solely for shareholders of such class, including (but not limited to) (i) printing and distributing prospectuses, periodic reports and proxy statements to shareholders, (ii) Commission and Blue Sky registration fees, (iii) transfer agency and other shareholder services and (iv) litigation or other legal expenses. Thus, Consultant Class and Financial Intermediary Class shares bear the expenses of ongoing 12b-1 fees and have exclusive voting rights with respect to the 12b-1 Plan, and the 12b-1 fees that are imposed on such shares are imposed directly against that class and not against all of the Fund's assets, so that such fees will not affect the net asset value of any other class.

        Net investment income dividends and capital gains distributions paid by the Fund on each class of its shares will be calculated in the same manner at the same time and will differ only to the extent that 12b-1 fees relating to the Consultant Class and Financial Intermediary Class or any other expenses incurred solely for a particular class are borne exclusively by that class.

        Exchange Privilege. Shareholders of each class of shares of the Fund have an exchange privilege with the other series of The Royce Fund. The Fund may terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the Fund in one calendar year. The exchange privilege may be modified or terminated in accordance with the rules of the Commission.

        Allocation of Income, Gains, Losses and Expenses. Income, gains and losses of the Fund are allocated pro rata according to the net assets of each class. Expenses not incurred by a specific class of the Fund are allocated according to the net assets or number of shareholder accounts, each on a pro rata basis, of each class.

        Amending 12b-1 Plan. The Fund will not implement any amendment to its 12b-1 Plan for the Consultant Class or Financial Intermediary Class that would materially increase the amount that may be borne by such class unless the holders of such class of shares, voting separately as a class, approve the proposal.

        This Plan shall become effective with respect to each class on the date on which the Fund's post-effective amendment including a Prospectus such class shares shall become effective.

THE ROYCE FUND

October 15, 2001	By: /s/ Charles M. Royce
Charles M. Royce

ROYCE OPPORTUNITY FUND
RULE 18f-3 PLAN

        Rule 18f-3 under the Investment Company Act of 1940 (the "Investment Company Act") permits mutual funds to issue multiple classes of shares. Under Rule 18f-3(d), each mutual fund that seeks to rely upon Rule 18f-3 is required to (i) create a plan (a "18f-3 Plan") setting forth the differences among each class of its shares, (ii) receive the approval of a majority of its Board of Trustees (including a majority of the non-interested trustees) that the 18f-3 Plan, including the expense allocation between each class of shares, is in the best interests of each class individually and the fund as a whole and (iii) file a copy of the 18f-3 Plan with the Securities and Exchange Commission (the "Commission") as an exhibit to the fund's registration statement. The following 18f-3 Plan is for Royce Opportunity Fund (the "Fund"), a series of The Royce Fund, and describes the differences between the classes of the Fund's shares.

        The Fund offers three classes of its shares-Financial Intermediary Class shares, Investment Class shares and Institutional Class shares. The shares of each class may be purchased at a price equal to the next determined net asset value per share of such class, subject to any sales loads and ongoing asset-based charges described below.

        Financial Intermediary Class shares are sold (i) to pension, profit-sharing, money-purchase, 401(k), 403(b), 457 and other tax-deferred or tax-exempt retirement plan accounts, whose sponsors, trustees and/or service providers have entered into agreements with, and may be compensated for account maintenance, shareholder servicing, recordkeeping and/or other administrative services by, the distributor of the Fund's shares and (ii) to investors who are customers of certain broker-dealers that have entered into agreements with, and may be compensated by, the distributor of the Fund's shares. Financial Intermediary Class shares are subject to 12b-1 fees. Such 12b-1 fees are payable by Financial Intermediary Class shares to such distributor under The Royce Fund's distribution plan pursuant to Rule 12b-1 under the Investment Company Act (the "12b-1 Plan"). Information regarding the 12b-1 Plan and the 12b-1 fees payable by Financial Intermediary Clas s shares will be set forth in the Fund's current Prospectus for such shares and in The Royce Fund's Statement of Additional Information.

        Investment Class shares and Institutional Class shares are not subject to any 12b-1 fees.

        Each class share of the Fund represents a pari passu interest in the Fund's investment portfolio and other assets and has the same redemption, voting and other rights. Each class bears those identifiable expenses incurred solely for shareholders of such class, including (but not limited to) (i) printing and distributing prospectuses, periodic reports and proxy statements to shareholders, (ii) Commission and Blue Sky registration fees, (iii) transfer agency and other shareholder services and (iv) litigation or other legal expenses. Thus, Financial Intermediary Class shares bear the expenses of ongoing 12b-1 fees and have exclusive voting rights with respect to the 12b-1 Plan, and the 12b-1 fees that are imposed on such shares are imposed directly against that class and not against all of the Fund's assets, so that such fees will not affect the net asset value of any other class.

        Net investment income dividends and capital gains distributions paid by the Fund on each class of its shares will be calculated in the same manner at the same time and will differ only to the extent that 12b-1 fees relating to the Financial Intermediary Class or any other expenses incurred solely for a particular class are borne exclusively by that class.

        Exchange Privilege. Shareholders of each class of shares of the Fund have an exchange privilege with the other series of The Royce Fund. The Fund may terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the Fund in one calendar year. The exchange privilege may be modified or terminated in accordance with the rules of the Commission.

        Allocation of Income, Gains, Losses and Expenses. Income, gains and losses of the Fund are allocated pro rata according to the net assets of each class. Expenses not incurred by a specific class of the Fund are allocated according to the net assets or number of shareholder accounts, each on a pro rata basis, of each class.

        Amending 12b-1 Plan. The Fund will not implement any amendment to its 12b-1 Plan for the Financial Intermediary Class that would materially increase the amount that may be borne by such class unless the holders of such class of shares, voting separately as a class, approve the proposal.

        This Plan shall become effective with respect to each class on the date on which the Fund's post-effective amendment including a Prospectus for such class shares shall become effective.

THE ROYCE FUND

October 15, 2001	By: /s/ Charles M. Royce
Charles M. Royce

ROYCE PREMIER FUND
RULE 18f-3 PLAN

        Rule 18f-3 under the Investment Company Act of 1940 (the "Investment Company Act") permits mutual funds to issue multiple classes of shares. Under Rule 18f-3(d), each mutual fund that seeks to rely upon Rule 18f-3 is required to (i) create a plan (a "18f-3 Plan") setting forth the differences among each class of its shares, (ii) receive the approval of a majority of its Board of Trustees (including a majority of the non-interested trustees) that the 18f-3 Plan, including the expense allocation between each class of shares, is in the best interests of each class individually and the fund as a whole and (iii) file a copy of the 18f-3 Plan with the Securities and Exchange Commission (the "Commission") as an exhibit to the fund's registration statement. The following 18f-3 Plan is for Royce Premier Fund (the "Fund"), a series of The Royce Fund, and describes the differences between the classes of the Fund's shares.

        The Fund offers three classes of its shares-Financial Intermediary Class shares, Investment Class shares and Institutional Class shares. The shares of each class may be purchased at a price equal to the next determined net asset value per share of such class, subject to any sales loads and ongoing asset-based charges described below.

        Financial Intermediary Class shares are sold (i) to pension, profit-sharing, money-purchase, 401(k), 403(b), 457 and other tax-deferred or tax-exempt retirement plan accounts, whose sponsors, trustees and/or service providers have entered into agreements with, and may be compensated for account maintenance, shareholder servicing, recordkeeping and/or other administrative services by, the distributor of the Fund's shares and (ii) to investors who are customers of certain broker-dealers that have entered into agreements with, and may be compensated by, the distributor of the Fund's shares. Financial Intermediary Class shares are subject to 12b-1 fees. Such 12b-1 fees are payable by Financial Intermediary Class shares to such distributor under The Royce Fund's distribution plan pursuant to Rule 12b-1 under the Investment Company Act (the "12b-1 Plan"). Information regarding the 12b-1 Plan and the 12b-1 fees payable by Financial Intermediary Clas s shares will be set forth in the Fund's current Prospectus for such shares and in The Royce Fund's Statement of Additional Information.

        Investment Class shares and Institutional Class shares are not subject to any 12b-1 fees.

        Each class share of the Fund represents a pari passu interest in the Fund's investment portfolio and other assets and has the same redemption, voting and other rights. Each class bears those identifiable expenses incurred solely for shareholders of such class, including (but not limited to) (i) printing and distributing prospectuses, periodic reports and proxy statements to shareholders, (ii) Commission and Blue Sky registration fees, (iii) transfer agency and other shareholder services and (iv) litigation or other legal expenses. Thus, Financial Intermediary Class shares bear the expenses of ongoing 12b-1 fees and have exclusive voting rights with respect to the 12b-1 Plan, and the 12b-1 fees that are imposed on such shares are imposed directly against that class and not against all of the Fund's assets, so that such fees will not affect the net asset value of any other class.

        Net investment income dividends and capital gains distributions paid by the Fund on each class of its shares will be calculated in the same manner at the same time and will differ only to the extent that 12b-1 fees relating to the Financial Intermediary Class or any other expenses incurred solely for a particular class are borne exclusively by that class.

        Exchange Privilege. Shareholders of each class of shares of the Fund have an exchange privilege with the other series of The Royce Fund. The Fund may terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the Fund in one calendar year. The exchange privilege may be modified or terminated in accordance with the rules of the Commission.

        Allocation of Income, Gains, Losses and Expenses. Income, gains and losses of the Fund are allocated pro rata according to the net assets of each class. Expenses not incurred by a specific class of the Fund are allocated according to the net assets or number of shareholder accounts, each on a pro rata basis, of each class.

        Amending 12b-1 Plan. The Fund will not implement any amendment to its 12b-1 Plan for the Financial Intermediary Class that would materially increase the amount that may be borne by such class unless the holders of such class of shares, voting separately as a class, approve the proposal.

        This Plan shall become effective with respect to each class on the date on which the Fund's post-effective amendment including a Prospectus for such class shares shall become effective.

THE ROYCE FUND

October 15, 2001	By: /s/ Charles M. Royce
Charles M. Royce

ROYCE TRUST & GIFTSHARES FUND
RULE 18f-3 PLAN

        Rule 18f-3 under the Investment Company Act of 1940 (the "Investment Company Act") permits mutual funds to issue multiple classes of shares. Under Rule 18f-3(d), each mutual fund that seeks to rely upon Rule 18f-3 is required to (i) create a plan (a "18f-3 Plan") setting forth the differences among each class of its shares, (ii) receive the approval of a majority of its Board of Trustees (including a majority of the non-interested trustees) that the 18f-3 Plan, including the expense allocation between each class of shares, is in the best interests of each class individually and the fund as a whole and (iii) file a copy of the 18f-3 Plan with the Securities and Exchange Commission (the "Commission") as an exhibit to the fund's registration statement. The following 18f-3 Plan is for Royce Trust & GiftShares Fund (the "Fund"), a series of The Royce Fund, and describes the differences between the classes of the Fund's shares.

        The Fund offers five classes of its shares-Consultant Class shares, Consultant B Class shares, Investment Class shares, Institutional Class shares and Financial Intermediary Class shares. The shares of each class may be purchased at a price equal to the next determined net asset value per share of such class, subject to any sales loads and ongoing asset-based charges described below.

        Consultant Class shares (i) are sold to investors who are customers of certain broker-dealers that have entered into agreements with, and that are compensated by the distributor of, The Royce Fund's shares and (ii) are subject to 12b-1 fees. Such 12b-1 fees are payable by Consultant Class shares to such distributor under The Royce Fund's distribution plan pursuant to Rule 12b-1 under the Investment Company Act (the "12b-1 Plan"). Information regarding the 12b-1 Plan and the 12b-1 fees payable by Consultant Class shares is set forth in the Fund's current Prospectus for such shares and in the Statement of Additional Information for The Royce Fund. Consultant Class shares sold to new investors after a future date set by The Royce Fund's Board of Trustees may, as set forth in the 12b-1 Plan, bear a front-end and/or contingent deferred sales load.

        Consultant B Class shares (i) are sold to investors who are customers of certain broker-dealers that have entered into agreements with, and that are compensated by the distributor of, The Royce Fund's shares, (ii) are subject to a contingent deferred sales charge ("CDSC"), unless redeemed in order to make tax payments, payable to such distributor in an amount equal to a percentage of the purchase price of the shares being redeemed, ranging from 5% during approximately the first year after purchase and declining to 1.5% during approximately the sixth year after purchase, as described in the Prospectus for such shares, (iii) are subject to 12b-1 fees of up to 1% of the average net assets of such shares and (iv) automatically convert into Investment Class shares approximately eight years after purchase. Information regarding the 12b-1 Plan and the 12b-1 fees payable by Consultant B Class shares is set forth in the Fund's current Prospectus for s uch shares and in the Statement of Additional Information for The Royce Fund. Consultant B Class shares sold to new investors after a future date set by The Royce Fund's Board of Trustees may, as set forth in the 12b-1 Plan, bear a front-end sales load.

        Investment Class shares (i) are generally not distributed through such broker-dealers and (ii) are subject to 12b-1 fees of up to .25% of the average net assets of such shares. All such 12b-1 fees are paid to such distributor under The Royce Fund's 12b-1 Plan. Information regarding the 12b-1 Plan and the 12b-1 fees payable by Investment Class shares is set forth in the Fund's current Prospectus for such shares and in the Statement of Additional Information for The Royce Fund. Investment Class shares sold to new investors after a future date set by The Royce Fund's Board of Trustees may, as set forth in the 12b-1 Plan, bear a front-end and/or contingent deferred sales load.

        Institutional Class shares (i) are generally not distributed through compensated broker-dealers and (ii) are not subject to any 12b-1 fees.

        Financial Intermediary Class shares are sold (i) to pension, profit-sharing, money-purchase, 401(k), 403(b), 457 and other tax-deferred or tax-exempt retirement plan accounts, whose sponsors, trustees and/or service providers have entered into agreements with, and may be compensated for account maintenance, shareholder servicing, recordkeeping and/or other administrative services by, the distributor of the Fund's shares and (ii) to investors who are customers of certain broker-dealers that have entered into agreements with, and may be compensated by, the distributor of the Fund's shares. Financial Intermediary Class shares are subject to 12b-1 fees. Such 12b-1 fees are payable by Financial Intermediary Class shares to such distributor under The Royce Fund's 12b-1 Plan. Information regarding the 12b-1 Plan and the 12b-1 fees payable by Financial Intermediary Class shares will be set forth in the Fund's current Prospectus for such shares and in The Royce Fund's Statement of Additional Information.

        Each class share of the Fund represents a pari passu interest in the Fund's investment portfolio and other assets and has the same redemption, voting and other rights. Each class bears those identifiable expenses incurred solely for shareholders of such class, including (but not limited to) (i) printing and distributing prospectuses, periodic reports and proxy statements to shareholders, (ii) Commission and Blue Sky registration fees, (iii) transfer agency and other shareholder services and (iv) litigation or other legal expenses. Thus, each class' shares bear the expenses of ongoing 12b-1 fees and have exclusive voting rights with respect to the 12b-1 Plan as applied to such class, and the 12b-1 fees that are imposed on each class' shares are imposed directly against that class and not against all of the Fund's assets, so that such fees will not affect the net asset value of any other class.

        Net investment income dividends and capital gains distributions paid by the Fund on each class of its shares will be calculated in the same manner at the same time and will differ only to the extent that 12b-1 fees relating to a particular class or any other expenses incurred solely for a particular class are borne exclusively by that class.

        Exchange Privilege. Shareholders of each class of shares of the Fund, except for Consultant B Class, have an exchange privilege with the other series of The Royce Fund. The Fund may terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the Fund in one calendar year. The exchange privilege may be modified or terminated in accordance with the rules of the Commission.

        Allocation of Income, Gains, Losses and Expenses. Income, gains and losses of the Fund are allocated pro rata according to the net assets of each class. Expenses not incurred by a specific class of the Fund are allocated according to the net assets or number of shareholder accounts, each on a pro rata basis, of each class.

        Amending 12b-1 Plan. The Fund will not implement any amendment to its 12b-1 Plan for the Consultant Class, Consultant B Class, Investment Class or Financial Intermediary Class that would materially increase the amount that may be borne by such class unless the holders of such class of shares voting separately as a class and, in the case of such an amendment applicable to the Investment Class, Consultant B Class shareholders also voting separately as a class, approve the proposal.

        Conversion of Consultant B Class Shares to Investment Class Shares. After the applicable CDSC period has expired, Consultant B Class shares will automatically convert into Investment Class shares of the Fund on the basis of the relative net asset values per share of the two classes, without the imposition of any front-end sales load, fee or other charges.

        Shareholders holding Consultant B Class shares in certificate form will not receive Investment Class share certificates until the shareholder tenders the Consultant B Class share certificate(s) to the Fund's transfer agent. Until Consultant B Class share certificates are exchanged for Investment Class share certificates, the Consultant B Class share certificates will represent the shareholder's interest in the Investment Class shares received upon conversion.

        This Plan shall become effective with respect to each class on the date on which the Fund's post-effective amendment including a Prospectus for such class shares shall become effective.

THE ROYCE FUND

October 15, 2001	By: /s/ Charles M. Royce
Charles M. Royce